EXHIBIT 10.4

EXECUTION
CONSENT, WAIVER AND THIRD AMENDMENT

This CONSENT, WAIVER AND THIRD AMENDMENT, dated as of May 9, 2005 (this “Consent, Waiver and Amendment”), made by BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Revolving Credit Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Revolving Credit Collateral Agent”), and THE BANK OF NEW YORK, as collateral agent for the Term Loan Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Term Loan Collateral Agent” and together with the Administrative Agent and the Revolving Credit Collateral Agent, collectively, the “Agents”) and the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereof (the “Lenders”) in favor of TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), TRICO MARINE SERVICES, INC., a Delaware corporation (the “Company”), TRICO MARINE INTERNATIONAL, INC., a Louisiana corporation (“TMI”), TRICO MARINE INTERNATIONAL HOLDINGS B.V., a Netherlands limited company (besloten vennootschap) (“TMIH”), TRICO SUPPLY AS, a Norway limited company (“Trico Supply”), and the other Subsidiaries of the Company listed on the signature pages hereof (together with the Company, Trico Assets, Trico Operators, TMI, TMIH and Trico Supply, collectively, the “Credit Parties”).

RECITALS

A.    The Credit Parties, the Lenders and the Agents are parties to that certain Credit Agreement (Exit), dated as of February 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The Credit Parties, the Agents and the Lenders each desire to amend the Credit Agreement in accordance with the terms and conditions set forth in this Consent, Waiver and Amendment.

C.    The Credit Parties have requested that the Agents and the Lenders grant the consents and waivers as more fully described herein.

D.    The Agents and the Lenders each desire to grant such consents and waivers in accordance with the terms and conditions set forth herein.

In consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Consent, Waiver and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS.

Section 1.01.   Certain Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.02.   Rules of Interpretation. The rules of interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Consent, Waiver and Amendment.

ARTICLE II

CONSENT AND WAIVER.

Section 2.01.   Vessel Sale. The Agents and the Lenders hereby consent to, and waive the provisions of Section 6.4 of the Credit Agreement restricting, the Disposition by Trico Shipping AS (“Shipping AS”) of the following vessels (the “Vessel Sale”): (i) Motor Vessel Northern Seeker (Registration Number DNV ID 10413 / IMO 7420546) and (ii) Motor Vessel Northern Sea (Registration Number 377305 / IMO 7615878); provided that the Credit Parties shall, and shall cause Shipping AS to, immediately (x) apply 100% of the Net Cash Proceeds of the Vessel Sale to prepay the Norwegian Term Loan and/or loans outstanding under the Norwegian Revolving Facility and (y) permanently reduce the commitments available to Shipping AS under the Norwegian Term Loan (if applicable) and/or Norwegian Revolving Facility by the respective principal amount of loans prepaid thereunder (collectively, the “Norway Prepayment and Commitment Reduction”) and shall promptly provide to the Agents written confirmation and evidence of the date and consummation of each Vessel Sale and of the date and effectiveness of each Norway Prepayment and Commitment Reduction, satisfactory in form and substance to the Agents.

Section 2.02.   Norway Prepayment and Commitment Reduction. Subject to compliance with Section 2.01 above regarding application of Net Cash Proceeds of the Vessel Sale, the Agents and the Lenders hereby (a) waive the provisions of Section 2.6 of the Credit Agreement requiring that the proceeds of the Vessel Sale be used to prepay the Loans and (b) consent to the transactions contemplated by the Norway Prepayment and Commitment Reduction.

Section 2.03.   Waiver. The Agents and the Lenders hereby waive any Default or Event of Default that may have occurred solely as the result of (i) the consummation of the Vessel Sale and/or any Norway Prepayment and Commitment Reduction, (ii) the failure by any Credit Party to have complied with any requirement under the Credit Agreement to provide to the Lenders or any Agent any notice in respect of, or obtain any consent or approval other than that set forth herein with respect to, the Vessel Sale and/or the Norway Prepayment and Commitment Reduction, or (iii) any representation, warranty or other statement by a Credit Party made solely in connection with a Loan made following the consummation of the Vessel Sale and/or the Norway Prepayment and Commitment Reduction and prior to the date hereof not being true (both before and after giving effect thereto and to the application of the proceeds thereof), but only to the extent that such statement was untrue solely as a result of the existence of any Default or Event of Default that may have occurred solely as a result of the Vessel Sale and/or the Norway Prepayment and Commitment Reduction.

ARTICLE III

AMENDMENTS.

Section 3.01.   Defined Terms (Section 1.1). Section 1.1 of the Credit Agreement is hereby amended and restated by:

(a)  deleting the definition of the term “Applicable Prepayment Premium” and substituting in lieu thereof the following definition:

““Applicable Premium” means, without duplication, with respect to any voluntary or mandatory repayment or prepayment (including upon any acceleration) of Term Loans (or applicable portion thereof) to which it applies (which shall include in any event acceleration of the Term Loans pursuant to Section 7), a premium on the principal amount of Term Loans (or applicable portion thereof) repaid, prepaid or accelerated equal to the percentage of the principal amount of Term Loans (or applicable portion thereof) so repaid, prepaid or accelerated set forth in the chart below by reference to the period in which such repayment or prepayment is made (in the case of voluntary repayments or prepayments) or required to be made (in the case of mandatory repayments or prepayments, or any acceleration, to which such premium applies) pursuant to this Agreement:

Relevant Period	Premium as a percentage of the principal amount of Term Loans amount so prepaid, repaid or accelerated
On or prior to the second anniversary of the Initial Funding Date	3%
On or prior to the third anniversary of the Initial Funding Date, but after the second anniversary of the Initial Funding Date	2%
On or prior to the fourth anniversary of the Initial Funding Date, but after the third anniversary of the Initial Funding Date	1%
(b)  deleting the definition of the term “Credit Documents” and substituting in lieu thereof the following definition:

““Credit Documents” means, collectively, this Agreement, the Ancillary Collateral Documents, the Fee Letter, the Notes, the Intercreditor Agreement, the Trico Supply Intercreditor Agreement, the Waiver and Agreement and any other document that contains a consent, waiver, amendment, supplement or other modification to any document described herein.”

Section 3.02.   Global Amendment. The Credit Agreement is hereby amended by deleting each occurrence of the term “Applicable Prepayment Premium” and substituting in lieu thereof, in each such occurrence, the term “Applicable Premium”.

Section 3.03.   Repayment of Loans (Section 2.3). Section 2.3(c) of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“The Applicable Premium shall be due and payable upon acceleration of the Term Loans pursuant to Section 7.”

Section 3.04.   Mandatory Prepayments and Commitment Reductions (Section 2.6). Section 2.6(a)(i) of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“Notwithstanding any provision to the contrary elsewhere in this Agreement, Net Cash Proceeds from Dispositions permitted by Section 6.4(g) shall not constitute Net Cash Proceeds from Asset Sales for the purposes of this Section 2.6(a)(i).”

Section 3.05.   Maximum Indebtedness (Section 6.1(b)). Section 6.1(b) of the Credit Agreement is hereby amended and restated by deleting such section and substituting in lieu thereof the following:

“(b) Notwithstanding the provisions of Section 6.1(a) the Company will not, and will not permit any of its Subsidiaries to, permit the aggregate principal amount of Indebtedness of (x) the Group Members at any time to exceed (A) the amount specified for the Group Members in the table below minus (b) the aggregate amount from time to time of the Norway Prepayment and Commitment Reduction (as defined in the Consent, Waiver and Third Amendment, dated as of May 9, 2005 made by the Agents and Lenders in favor of Trico Assets, Trico Operators, the Company, TMI, TMIH, Trico Supply and the other Subsidiaries of the Company listed on the signature pages thereto) or (y) the Specified Group Members at any time to exceed the amount specified for the Specified Group Members in the table below.

For the Group Members
At Any Time During Fiscal Quarter Ending	Maximum Indebtedness
March 31, 2005	$185,000,000
June 30, 2005	$185,000,000
September 30, 2005	$185,000,000
December 31, 2005	$185,000,000
March 31, 2006	$185,000,000
June 30, 2006	$185,000,000
September 30, 2006	$185,000,000
December 31, 2006	$185,000,000
March 31, 2007	$180,000,000
June 30, 2007	$180,000,000
September 30, 2007	$180,000,000
December 31, 2007	$180,000,000
March 31, 2008	$175,000,000
June 30, 2008	$175,000,000
September 30, 2008	$175,000,000
December 31, 2008	$175,000,000
March 31, 2009	$170,000,000
June 30, 2009	$170,000,000
September 30, 2009	$170,000,000
December 31, 2009	$170,000,000

For the Specified Group Members
At Any Time During Fiscal Quarter Ending	Maximum Indebtedness
March 31, 2005	$90,000,000
June 30, 2005	$90,000,000
September 30, 2005	$90,000,000
December 31, 2005	$90,000,000
March 31, 2006	$85,000,000
June 30, 2006	$85,000,000
September 30, 2006	$85,000,000
December 31, 2006	$85,000,000
March 31, 2007	$80,000,000
June 30, 2007	$80,000,000
September 30, 2007	$80,000,000
December 31, 2007	$80,000,000
March 31, 2008	$75,000,000
June 30, 2008	$75,000,000
September 30, 2008	$75,000,000
December 31, 2008	$75,000,000
March 31, 2009	$70,000,000
June 30, 2009	$70,000,000
September 30, 2009	$70,000,000
December 31, 2009	$70,000,000”

Section 3.06.   Disposition of Property (Section 6.4). Section 6.4(a) of the Credit Agreement is hereby amended by adding the following language before the semicolon at the end of such Section:

“, provided that in no event shall any Disposition of a vessel or tanker be treated for any purposes of this Agreement as a Disposition of obsolete or worn out property in the ordinary course of business”.

Section 3.07.   Modifications of Certain Debt Instruments (Section 6.7). Section 6.7(ii)(d) of the Credit Agreement is hereby amended by inserting immediately after the phrase “the principal amount of Indebtedness outstanding” the following parenthetical:

“(after giving effect to any permanent reductions from time to time in commitments available thereunder)”.

Section 3.08.   Events of Default (Section 7.1). Section 7.1 of the Credit Agreement is hereby amended by inserting the following phrase immediately after the phrase “all interest thereon” in the penultimate paragraph therein: “, the Applicable Premium on the principal amount accelerated”.

ARTICLE IV

EFFECT OF AMENDMENTS.

Except as expressly set forth herein, the consents, waivers and amendments set forth herein shall not by implication or otherwise limit, impair, constitute a waiver or amendment of, or otherwise affect, the rights or remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, in similar or different circumstances. The consents, waivers and amendments herein shall apply and be effective only with respect to the matters expressly covered thereby.

ARTICLE V

EFFECTIVE DATE.

This Consent, Waiver and Amendment shall become effective as of the date first written above upon, and only upon, the date (the “Effective Date”) on which all of the following conditions precedent have been first satisfied: (a) delivery to the Administrative Agent by the parties hereto of duly executed counterparts of this Consent, Waiver and Amendment; and (b) the Company shall have paid to the Administrative Agent for the account of the Lenders (to be ratably distributed to the Lenders according to their respective percentages of the aggregate Commitments) a consent and waiver fee in an aggregate amount equal to $93,188. Upon the effectiveness of this Consent, Waiver and Amendment the Credit Agreement shall for all purposes become the Credit Agreement as hereby amended; provided that the continued effectiveness of this Consent, Waiver, and Amendment shall be subject to the satisfaction of the condition subsequent that the Company shall pay the default interest on the principal balance of all Loans and all other Obligations in accordance with Section 2.9(c) of the Credit Agreement for the period from and including April 20, 2005 to but excluding May 9, 2005.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES.

The Company and each Borrower represents and warrants as to itself and to each other Credit Party or Group Member, as applicable, and each other Credit Party represents and warrants as to itself, to each Agent and each Lender that the representations and warranties made by the applicable Credit Parties in the Credit Documents are true and correct in all material respects on and as of the Effective Date, after giving effect to the effectiveness of the this Consent, Waiver and Amendment, as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date. For purposes of such restatement of such representations and warranties all references to the “Credit Documents” within the Credit Agreement shall be deemed to include this Consent, Waiver and Amendment, and all references to the “Credit Agreement” therein shall be deemed to mean the Credit Agreement as hereby amended.

ARTICLE VII

MISCELLANEOUS.

Section 7.01.   Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Consent, Waiver and Amendment, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received as provided for in Section 12.2 of the Credit Agreement. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the cable company or courier, respectively, addressed as aforesaid; except that notices and other communications to the Agents shall not be effective until received by such entity.

Section 7.02.   Counterparts. This Amendment may be executed by one or more of the parties to this Consent, Waiver and Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Consent, Waiver and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 7.03.   Severability. Any provision of this Consent, Waiver and Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.04.   GOVERNING LAW. THIS CONSENT, WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT, WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

Section 7.05.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Consent, Waiver and Amendment or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth or referenced in Section 12.2 of the Credit Agreement or at such other address of which the parties hereto shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 7.06.   WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONSENT, WAIVER AND AMENDMENT.

Section 7.07.   Waivers; Amendment.

(a)  No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the Agents and the Lenders under the Credit Agreement or any other Credit Document, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Consent, Waiver and Amendment or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Consent, Waiver and Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent, Waiver and Amendment to be executed and delivered as of the date first written above.

TRICO MARINE ASSETS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO MARINE OPERATORS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO MARINE SERVICES, INC.
as a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRICO MARINE INTERNATIONAL, INC

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

:

TRICO MARINE INTERNATIONAL HOLDINGS B.V.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO SUPPLY AS

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO SERVICOS MARITIMOS LTDA.

By:    ____/s/ Fernando Martins________

Name:    Fernando Martins

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

SERVICOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V.

By:    _____/s/ D. Michael Wallace___________

Name:    D. Michael Wallace

Title:    Secretary

COASTAL INLAND MARINE SERVICES LTD.

By:    _____/s/ N.B. Anderson___________

Name:    N.B. Anderson

Title:        Director

TRICO MARINE INTERNATIONAL, LTD.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRICO SUPPLY (UK) LIMITED

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

ALBYN MARINE LIMITED

By:    ______/s/ A.J.R. May__________

Name:    A.J.R. May

Title:    Director

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

BEAR STEARNS CORPORATE LENDING INC.
as Administrative Agent and Revolving Credit Collateral Agent

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

BEAR STEARNS CORPORATE LENDING INC.
as Lender

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

THE BANK OF NEW YORK
as Term Loan Collateral Agent

By:____________________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

GREAT AMERICAN INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By:___________________
Name:
Title:

GREAT AMERICAN LIFE INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By__________________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

TRS CALLISTO LLC

By: __________________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

CASPIAN CAPITAL PARTNERS, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

MARINER OPPORTUNITIES FUND, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

COUNTERPART SIGNATURE PAGE TO THE SECOND AMENDMENT

PUTNAM INVESTMENT MANAGEMENT, LLC,

on behalf of

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Diversified Income Trust

By:    ____________________________________

Name:

Title: